EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of DELCATH SYSTEMS, INC. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. S. Koly, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ M. S. KOLY
                                              ----------------------------------
                                              M. S. Koly Chief
                                              Executive Officer

May 15, 2003